Exhibit 10.49

MASTER SERVICES AGREEMENT

Between

Medpace, Inc.

an Ohio Corporation

4620 Wesley Avenue

Cincinnati, Ohio 45212

(“MEDPACE”)

and

Alnylam Pharmaceuticals, Inc.

300 Third Street

Cambridge, MA 02142

(“SPONSOR”)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

This MASTER SERVICES AGREEMENT (the “Agreement”), dated as of January 15, 2010 (the “Effective Date”), is between MEDPACE and SPONSOR. MEDPACE and SPONSOR are sometimes referred to herein individually as a “Party” and together as the “Parties”.

RECITALS:

WHEREAS, SPONSOR is in the business of developing and obtaining regulatory approval of the marketing and sale of pharmaceutical products and or biological products, and or medical devices; and

WHEREAS, MEDPACE is engaged in the business of providing services related to the design and execution of clinical development programs involving drugs, biologics, and medical devices through engagement by its clients, the sponsors of clinical development programs, to perform such services; and

WHEREAS, SPONSOR desires to engage MEDPACE to perform certain services as set forth hereinafter in connection with certain clinical trials (“Services”), all in accordance with and subject to the terms of this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

1. PROJECT SPECIFICATIONS

1.1	MEDPACE hereby agrees to perform Services for SPONSOR from time to time. The precise Services to be performed by MEDPACE shall be mutually agreed upon by the Parties and set forth in one or more task orders (each a “Task Order”), a sample form of which is attached hereto as Exhibit A. Each Task Order shall be signed by an authorized representative of each Party, although neither Party is obligated to execute any Task Order. Each Task Order shall include detailed information concerning a given project, including a description of the specific Services to be provided (“Scope of Work”), project milestones and target completion dates (“Project Schedule”), a detailed budget (“Project Budget”), and a schedule of payments related to the Project Schedule and the Project Budget (“Payment Schedule”). A given Task Order may specifically identify the Key Employees (as defined below) assigned by MEDPACE to perform the specific Services under the Task Order. Each Task Order shall also contain a Transfer of Obligations list (“Transfer of Obligations”) in conjunction with the relevant Task Order and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D (Responsibilities of Sponsors and Investigators). Any responsibilities not specifically transferred in the Transfer of Obligations shall remain the regulatory responsibility of SPONSOR.

1.2	MEDPACE and SPONSOR may agree on certain key employees who will perform Services under a Task Order (“Key Employees”), a list of whom shall be included in such Task Order. The Parties may from time to time amend the list of Key Employees under a Task Order by written agreement signed by authorized representatives of each Party. [***].

2. PROJECT SCHEDULE

2.1.	In all events, the Parties shall use their reasonable best efforts to comply with each Task Order.

2.2.	If at any time either Party anticipates a delay in meeting the timelines for a given Task Order as set forth in its Project Schedule, either due to changes to the Services requested by SPONSOR, or other causes (such as FDA approval of a competitor’s NDA for the same drug, which may adversely affect patient enrollment), then the anticipating Party shall promptly notify the other Party in writing, specifying the reason for the delay and the anticipated effect upon the timelines, milestones or other deliverables.

3. CHANGE ORDERS

3.1.	Any material change in the Services required under a Task Order or the assumptions upon which the Task Order is based may require changes in the Scope of Work & Project Budget, Payment Schedule or Project Schedule. Every such material change shall require a written amendment to the Task Order (a “Change Order”). Each Change Order shall detail the requested changes to the applicable task, responsibility, duty, budget, timeline or other matter. The Change Order will become effective upon the execution of the Change Order by both Parties, and the Change Order will specify the period of time within which MEDPACE must implement the changes. Both Parties agree to act in good faith and promptly when considering a Change Order requested by the other Party but neither Party is obligated to execute a Change Order. No Change Order shall become effective unless and until it is signed by both Parties. Any changes that result in additional charges shall be reflected in the Change Order to the affected Task Order, which shall include an updated Project Budget and/or Payment Schedule, as necessary.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4. PROJECT BUDGET, PAYMENT SCHEDULE, AND TERMS

4.1.	The SPONSOR agrees to pay MEDPACE for Services rendered pursuant to the Project Budget and Payment Schedule included in each Task Order.

4.2.	The SPONSOR agrees to reimburse MEDPACE for reasonable pass-through expenses incurred by MEDPACE in providing the Services, to the extent such expenses are set forth in the relevant Task Order or otherwise approved by the SPONSOR. All expenses billed to SPONSOR by MEDPACE must be accompanied by appropriate documentary evidence, such as receipts or other documentation reasonably acceptable to SPONSOR. No indirect, mark-up, administrative or other type of additional fee or expense will be applied to pass-through expenses. [***].

The Parties acknowledge and agree that any third parties (including but not limited to investigators, institutions or site management organizations) paid with any funds in connection with the performance of Services under this Agreement or any Task Order shall not be considered the agent, employee or subcontractor of MEDPACE.

[***].

4.2.1 MEDPACE will prepare an invoice summarizing the monthly milestones met by the third party and the payment owed to the third party (“Invoice”), and MEDPACE will send the Invoice to SPONSOR. Upon receipt, SPONSOR will have [***] business days to review the Invoice and on or before the [***] business day, shall wire MEDPACE all undisputed amounts listed on the Invoice so that MEDPACE receives all undisputed amounts listed on the Invoice on or before the [***] business day. Any disputed amounts shall be addressed as provided for in Section 4.3 hereof. A “Study Site” means the physical location at which a particular investigator conducts a study, and also includes any investigator, sub-investigator, institution, or site maintenance organization associated with the particular investigator. Third parties specified on an Invoice may include but are not limited to Study Sites.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.2.2 [***].

4.3.	For any payments not otherwise specified in Section 4.2 hereof, SPONSOR shall mail payments for all undisputed amounts due to MEDPACE within [***] days after receipt of a written invoice and required supporting documentation as applicable. In all cases, SPONSOR will notify Medpace of any disputed amounts within [***] days (“SPONSOR’s Dispute Notice”) following the date of receipt of any invoice or request for payment from Medpace. The Parties will use good faith efforts to resolve such dispute within [***] days following the date of SPONSOR’s Dispute Notice. If any undisputed amount has not been received as set forth in this Section, MEDPACE may so inform SPONSOR by written notice. If such amount is not paid within [***] days of the date of such notice (the “Grace Period”), MEDPACE will have the right, from the date first following the Grace Period, to apply an annual interest rate of [***]% to such outstanding undisputed amount.

4.4.	SPONSOR agrees to furnish existing, publically available audited financial statements to MEDPACE upon MEDPACE’s request. Such financial statements shall be used by MEDPACE solely for internal review purposes to determine credit requirements.

5. WARRANTIES AND REPRESENTATIONS:

5.1.	Acknowledgements

MEDPACE acknowledges that the Services to be provided hereunder are for the benefit of, and are subject to the direction of SPONSOR. MEDPACE acknowledges that SPONSOR is the beneficiary under the terms of this Agreement and each Task Order, and that SPONSOR is entitled to enforce the provisions hereof and thereof.

5.2.	Representations and Warranties of MEDPACE

5.2.1.	MEDPACE represents and warrants that it is a corporation with its principal office and place of business at 4620 Wesley Avenue, Cincinnati, Ohio 45212, duly organized, validly existing and in good standing in its place of organization, and is in good standing in Ohio and duly qualified to do business.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.2.2.	MEDPACE warrants that the execution, delivery and performance of this Agreement and each Task Order has been and will be validly authorized by all corporate action and this Agreement and each Task Order, when executed, represents the valid binding agreement of MEDPACE enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and each Task Order will not violate any organizational document governing MEDPACE, any agreement to which MEDPACE is a party, or any law or court or governmental order, holding or writ by which MEDPACE is bound. MEDPACE further warrants that it shall render the Services requested by SPONSOR in accordance with high professional standards, consistent with Good Clinical Practices and with the standard of care customary in the contract research organization industry.

5.2.3.	MEDPACE warrants that the personnel assigned to perform Services rendered under this Agreement shall be qualified and professionally capable of performing the Services, shall be adequate to effectively perform the Services on the agreed upon schedule and shall devote such time as is necessary to perform the Services on such agreed upon schedule.

5.2.4.	MEDPACE further warrants that it shall perform the Services in compliance with all applicable laws and regulations including, without limitation, the Federal Food, Drug and Cosmetic Act and the regulations promulgated pursuant thereto, and all future amendments during the term. MEDPACE further warrants that it shall make available to SPONSOR, or to the responsible regulatory authority, relevant records, programs and data as may reasonably be requested by SPONSOR or such regulatory authority, which is the subject of a Task Order. SPONSOR shall have the right to monitor the operations of MEDPACE hereunder, and SPONSOR representatives shall have the right to visit any of the facilities where MEDPACE is performing any of the Services and during such visits to inspect the work being done and materials used, to observe the procedures being followed, to examine the books, records and other data relevant to the Services. If any regulatory agency requests to inspect any books, records, data of MEDPACE relating to the Services, MEDPACE shall immediately notify SPONSOR.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.2.5.	MEDPACE represents and warrants that there is no litigation, regulatory investigation or proceeding, administrative hearing or any other similar proceeding pending or to the best of its knowledge threatened against MEDPACE which could adversely affect MEDPACE’s ability to perform the Services.

5.2.6.	MEDPACE represents and warrants that it carries, with financially sound and reputable insurers, insurance coverage (including worker’s compensation (applicable statutory limits) and comprehensive general liability coverage (with contractual liability) and professional liability coverage) with respect to the conduct of its business against loss from such risks and in such amounts as is customary for well-insured companies engaged in similar businesses and sufficient to support its obligations hereunder. MEDPACE agrees upon the request of SPONSOR, to provide SPONSOR with a Certificate of Insurance evidencing such coverage, and providing that thirty (30) days advance written notice will be given to SPONSOR of any material change or cancellation in coverage or limits.

5.3.	Representations and Warranties of SPONSOR

5.3.1 SPONSOR represents and warrants that it is a corporation with its principal office and place of business at 300 Third Street, Cambridge, MA, 02142, duly organized, validly existing and in good standing in its place of organization, and duly qualified to do business.

5.3.2 SPONSOR warrants that the execution, delivery and performance of this Agreement and each Task Order has been and will be validly authorized by all corporate action and this Agreement and each Task Order, when executed, represents the valid binding agreement of SPONSOR enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and each Task Order will not violate any organizational document governing SPONSOR, any agreement to which SPONSOR is a party, or any law or court or governmental order, holding or writ by which SPONSOR is bound.

5.3.3 SPONSOR represents and warrants that there is no litigation, regulatory investigation or proceeding, administrative hearing or any other similar proceeding pending or to the best of its knowledge threatened against SPONSOR which could adversely affect SPONSOR’s ability to perform under this Agreement or any Task Order.

5.3.4 Upon request, SPONSOR shall provide a copy of a certificate evidencing its insurance coverage to MEDPACE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

6. EXPIRATION AND TERMINATION

6.1	This Agreement will expire on the later of (a) three (3) years from the Effective Date or (b) the completion of all Services under the last Task Order executed by the Parties prior to the third anniversary of the Effective Date. The Agreement may be extended by mutual agreement of the Parties or earlier terminated in accordance with Section 6.2, 6.3 or 6.4 below.

6.2	Either Party may terminate this Agreement without cause immediately upon giving the other Party notice of such termination, provided such termination shall not in and of itself affect any then uncompleted Task Order. The effective date of any such termination will be the date of completion of the last uncompleted Task Order in effect as of the date of notice of termination.

6.3	SPONSOR may terminate any Task Order without cause immediately upon giving MEDPACE notice of such termination. As soon as practicable, after receipt of such notice, the Parties shall cooperate in good faith to agree on a plan to expeditiously conclude activities with respect to such matter.

6.4	MEDPACE may terminate a Task Order only if SPONSOR has defaulted on its obligations thereunder and has not cured such default within fifteen (15) days after receipt of written notice if the default is the failure to pay MEDPACE any amount due thereunder, or within 30 days after receipt of written notice in the event of any other default. As soon as practicable, after receipt of such notice, the Parties shall cooperate in good faith to agree on a plan to expeditiously conclude activities with respect to such matter.

6.5	Upon expiration of a Task Order or termination of a Task Order before completion, the Parties agree to the following:

(a)	SPONSOR will pay MEDPACE for all Services rendered pursuant to the unfinished Task Order prior to such termination and any non-cancelable expenses incurred in connection with MEDPACE’s performance of Services thereunder in the amounts set forth in the Project Budget of such Task Order. As soon as reasonably practicable following receipt of a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

termination notice, MEDPACE shall submit an itemized accounting of Services performed, expenses incurred pursuant to performance of the Services, non-cancelable expenses incurred by MEDPACE relating to any unfinished Task Order, and payments received in order to determine a balance to be paid by either Party to the other. Undisputed amounts of such balance shall be paid within [***] days of receipt of such an itemized accounting by SPONSOR. SPONSOR will provide Medpace with a Dispute Notice reflecting any disputed amounts within [***] days following the date of receipt of such itemized accounting. The Parties will use good faith efforts to resolve such dispute within [***] days following the date of SPONSOR’s Dispute Notice.

(b)	MEDPACE shall promptly transfer to SPONSOR all SPONSOR Materials and SPONSOR Deliverables, including without limitation, case report forms, study files, and other data and information in any and all formats available, including electronic format and computer files and programs, in MEDPACE’s possession.

(c)	The provisions of Sections 5.1, 5.2, 5.3, 6.5, 7, 8, 9, 10, 11, 12, 14, 15, 16, 18, 19, 20, 24, 25, 26 and 27 shall survive the expiration or termination of this Agreement.

7. COMMUNICATIONS

7.1	Any notice required or permitted under this Agreement shall be in writing and shall be deemed given if delivered personally, mailed by prepaid, first class, certified mail, return receipt requested, or sent by express courier service, to the Party to be notified at the addresses set forth below (or such other address as shall be designated by written notice); provided that all notices shall be effective upon receipt thereof:

If to MEDPACE:

Medpace, Inc.

4620 Wesley Avenue

Cincinnati, Ohio 45212

Attn: August J. Troendle

Telephone: [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

If to SPONSOR:

Alnylam Pharmaceuticals, Inc.

300 Third Street

Cambridge, MA 02142

Attn: Vice President, Legal

Telephone: (617) 551-8200

8. CONFIDENTIALITY

8.1.	All SPONSOR Materials (defined below) and all SPONSOR Deliverables (defined below) are deemed to be the confidential information of SPONSOR (“SPONSOR Confidential Information”). MEDPACE shall not disclose SPONSOR Confidential Information to any third party, or use SPONSOR Confidential Information for any purpose other than for the benefit of SPONSOR, without the prior written consent of SPONSOR.

8.1.1.	MEDPACE shall ensure by binding written agreement that its employees, agents, and approved independent contractors involved in the Services shall comply with the provisions of Article 8 of this Agreement. MEDPACE shall disclose SPONSOR Confidential Information only to those of its employees, agents, and independent contractors who reasonably need to know SPONSOR Confidential Information.

8.1.2.	MEDPACE shall exercise due care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure and use of SPONSOR Confidential Information associated with the Services.

8.2.	MEDPACE Confidential Information.

MEDPACE may provide confidential information to SPONSOR during the course of this Agreement (“MEDPACE Confidential Information”). MEDPACE Confidential Information shall include MEDPACE’s standard operating procedures, pricing, and financial information provided by MEDPACE or its Affiliates to SPONSOR during the course of performance of the Services, and all information provided to SPONSOR by or on behalf of MEDPACE that is designated as confidential in writing or, if disclosed orally, is identified as confidential at the time of disclosure and confirmed as such within fifteen days of such disclosure. SPONSOR shall not disclose MEDPACE Confidential Information to any third party, or use MEDPACE Confidential Information for any purpose other than for those set forth under this Agreement or a Task Order, without the prior written consent of MEDPACE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

8.2.1.	SPONSOR shall ensure by binding written agreement or professional obligations of confidentiality that its employees, agents, approved independent contractors, and legal or financial advisors (“Sponsor Representatives”) involved in the Services shall comply with the provisions of Article 8 of this Agreement. SPONSOR shall disclose MEDPACE Confidential Information only to those of its Sponsor Representatives who reasonably need to know MEDPACE Confidential Information.

8.2.2	SPONSOR shall exercise due care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure and use of Medpace Confidential Information associated with the Services.

8.3.	This confidentiality and nondisclosure provision shall not apply to:

Information which was known by the receiving Party before the date hereof or which is independently discovered, after the date hereof, without the aid, application or use of the Confidential Information of the disclosing Party, as evidenced by written records;

Information which is in the public domain on the date hereof or subsequently becomes publicly available through no fault or action of the other Party; or

Information, which is disclosed to the Party by a third party, authorized to disclose it.

8.3.1.	If the receiving Party is requested to disclose the Confidential Information of the other Party or the substance of this Agreement in connection with a legal or administrative proceeding or otherwise to comply with a requirement under the law, the receiving Party will give the disclosing Party prompt notice of such request so that the disclosing Party may seek an appropriate protective order or other remedy, or waive compliance with the relevant provisions of this Agreement. The disclosing Party must notify the receiving Party within 10 days that it intends to take action in response to the request for disclosure. If the disclosing Party seeks a protective order or other

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

remedy, the receiving Party, at the disclosing Party’s expense, will reasonably cooperate with and assist the disclosing Party in such efforts. Regardless of whether the disclosing Party intervenes, disclosures permitted under this Section 8.3.1 shall not relieve the obligations of the receiving Party to maintain confidentiality; however, the receiving Party may comply with the terms of such process compelling disclosure.

9. RIGHTS IN PROPERTY

9.1.	All materials, documents, data, software and information of every kind and description supplied to MEDPACE by or on behalf of SPONSOR or any of SPONSOR’s clients or designees (the “SPONSOR Materials”) and all materials, documents, data, software and information of every kind and description including any inventions or other intellectual property prepared, developed, generated or derived by MEDPACE as the result of Services performed by it under this Agreement (the “SPONSOR Deliverables”) shall be and remain the exclusive property of SPONSOR. For purposes of the copyright laws of the United States, SPONSOR Deliverables will constitute “works made for hire,” except to the extent such SPONSOR Deliverables cannot by law be “works made for hire.” SPONSOR shall have the right to make whatever use it deems desirable of any SPONSOR Deliverables. MEDPACE shall not, without the prior written consent of SPONSOR, publish, disseminate, or otherwise disclose to any third party any SPONSOR Deliverables (except such disclosure as may be required by law), or use SPONSOR Deliverables for any purpose other than the performance of this Agreement. MEDPACE agrees to assign and hereby assigns its rights in all SPONSOR Deliverables to SPONSOR consistent with the obligations set forth in Article 10 below.

9.2.	SPONSOR acknowledges that all computer programs, software, applications, databases, proposals and other documentation generally used by MEDPACE and not directly related to, derived from or developed expressly for SPONSOR (“MEDPACE Property”) are the exclusive and confidential property of MEDPACE or the third parties from whom MEDPACE has secured the right of use. SPONSOR agrees that any improvement, alteration or enhancement to the MEDPACE Property developed or implemented during the course of any Services performed hereunder, without the use of any SPONSOR Confidential Information (or derivatives thereof), shall be the property of MEDPACE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

10. PATENT RIGHTS

10.1.	MEDPACE shall disclose promptly to SPONSOR any and all inventions, discoveries and improvements conceived or made by MEDPACE while providing Services to SPONSOR pursuant to the Agreement and agrees to assign all its interest therein to SPONSOR or its nominee; whenever requested to do so by SPONSOR. Both during and after the term of this Agreement, MEDPACE shall execute any and all applications, assignments, or other instruments and give testimony which SPONSOR shall deem necessary to apply for and obtain a patent in the United States of America and/or other applicable jurisdiction or of any foreign country or to protect otherwise SPONSOR’s interests, and take such other measures as SPONSOR may reasonably request in order to perfect and enforce SPONSOR’s rights in the SPONSOR Deliverables and SPONSOR shall compensate MEDPACE for the time devoted to said activities and reimburse it for expenses incurred. Upon SPONSOR’s reasonable written request to MEDPACE after MEDPACE, its Affiliates or personnel have failed to execute and deliver attorney in fact documents, MEDPACE will appoint SPONSOR its attorney-in-fact to execute and deliver any such documents on behalf of MEDPACE, its Affiliates and personnel, unless such appointment is unreasonable under the circumstances.

11. PUBLICITY

11.1.	MEDPACE shall not make any public announcements concerning this Agreement or the subject matter hereof without the prior written consent of SPONSOR.

11.2	SPONSOR may not use MEDPACE’s name, logo or trademark in any communication, release, notice or other publication without the express prior written consent of MEDPACE except as may be required by law or regulation or as may be required in any filing with a regulatory authority or listing agency.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12. SECURITY AND DISPOSITION OF STUDY FILES

12.1.	MEDPACE shall use commercially reasonable efforts, including, but not limited to, periodic backup of computer files, to prevent the loss or alteration of SPONSOR Deliverables, including but not limited to study data, Confidential Information, documentation, and correspondence. MEDPACE shall in all respects comply with any Food and Drug Administration regulations concerning the maintenance, creation and storage of records, including electronic records. In no event will MEDPACE destroy any SPONSOR Materials or SPONSOR Deliverables without first notifying SPONSOR and providing SPONSOR an opportunity to have them returned to SPONSOR or sent elsewhere at SPONSOR’s expense.

12.2.	At appropriate time points or at completion of Services under a Task Order, MEDPACE shall transfer study materials, documents and correspondence to SPONSOR. MEDPACE shall have the right to retain one copy of any study materials, documentation, and correspondence necessary solely to meet regulatory or MEDPACE’s own internal audit requirements, so long as it continues to maintain the confidentiality requirements of Article 8.

13. SPONSOR OBLIGATIONS

13.1.	SPONSOR acknowledges that performance of the Services by MEDPACE will require the co-operative involvement of both Parties, and SPONSOR hereby agrees to provide such assistance as may be reasonably necessary to enable MEDPACE to perform the Services.

14. INDEMNIFICATION

14.1	Indemnification by SPONSOR

SPONSOR shall indemnify, defend and hold harmless MEDPACE from and against any and all damages, losses, liabilities, costs or expenses, including reasonable attorneys’ fees (collectively “Damages”), resulting or arising from any third-party claims, demands, assessments, actions, suits, investigations or proceedings (collectively “Claims”), relating to or arising from or in connection with this Agreement or the Services under any Task Order (including but not limited to any Damages arising from or in connection with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

any study, test, device, product or potential product to which this Agreement relates), to the extent such Claims or Damages have not resulted from MEDPACE’s negligence, willful misconduct, or breach of any applicable law, rule or regulation, or a material breach of this Agreement or any Task Order by MEDPACE.

14.2	Indemnification by MEDPACE

MEDPACE shall indemnify, defend and hold harmless SPONSOR from and against any and all Damages resulting or arising from third-party Claims relating to or arising from or in connection with this Agreement or the Services under any Task Order to the extent that such Claims or Damages are determined to have resulted from the negligence or willful misconduct of MEDPACE or a breach of any applicable law, rule or regulation, or a material breach of this Agreement or any Task Order by MEDPACE.

14.3	Any Party providing indemnification under this Agreement shall have the right to control the defense and settlement of any Claims or Damages. The indemnified Party shall have the right to obtain separate legal counsel at its own expense if it so chooses. The indemnifying Party shall not unreasonably withhold consent for settlement and the indemnified Party shall reasonably cooperate in the defense of any Claims or Damages and provide prompt notice to the indemnifying Party of any Claims or Damages for which indemnification is sought.

15. LIMITATION OF LIABILITY

15.1.	Notwithstanding the terms of Article 14 above, in no event shall SPONSOR or MEDPACE be liable for any indirect, incidental, special, or consequential damages or lost profits arising out of the provision of Services hereunder, even if the breaching Party has been advised of the possibility of such damages.

16. INSPECTIONS AND AUDITS

16.1.	SPONSOR or its designee shall have the right, upon at least [***] business days’ prior written notice to MEDPACE, to examine the standard operating procedures, facilities, books, records, papers, files and documentation,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

including computer files, data bases and records, at MEDPACE’s facilities and the facilities of clinical investigators contracted by MEDPACE to determine the adequacy of such records, to ensure the Services are being performed in accordance with the approved Task Orders and applicable regulations and/or to examine the financial records of MEDPACE as may be reasonably necessary to verify out-of-pocket expenses incurred during the performance of the Services. Such inspections and audits shall be conducted during normal business hours.

16.2.	MEDPACE shall provide reasonable assistance, including making available members of its staff and providing access to all requested records, to facilitate such inspections and audits.

16.3.	MEDPACE shall take all reasonable steps required by SPONSOR to cure any deficiencies found in any audit, inspection or investigation.

16.4.	Unless otherwise required by applicable law or any Task Order, SPONSOR will be solely responsible for all contacts and communications with any regulatory authorities with respect to matters relating to any of the Services under a Task Order. MEDPACE will follow all applicable regulatory guidelines and will notify SPONSOR as soon as reasonably possible after MEDPACE receives any contact or communication from any regulatory authority relating in any way to the Services and will provide SPONSOR with copies of any such communication as soon as reasonably possible from MEDPACE’s receipt of such communication. MEDPACE will consult with SPONSOR regarding the response to any inquiry or observation from any regulatory authority relating in any way to the Services and will allow SPONSOR at its discretion to control and/or participate in any further contacts or communications relating to the Services under the relevant Task Order. MEDPACE will comply with all reasonable requests and comments by SPONSOR with respect to all contacts and communications with any regulatory authority relating in any way to the Services under the relevant Task Order.

17. DEBARMENT

17.1.	MEDPACE hereby represents, warrants, and certifies that neither it nor any of its officers, directors, owners, principals or employees has been or will be at any relevant time hereunder debarred under Section 306 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §335a(a) or (b), or similar local law. In the event that any such party becomes debarred, MEDPACE shall notify SPONSOR in writing immediately.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

17.2.	MEDPACE hereby represents, warrants, and certifies that it has not and shall not use in any capacity the services of any individual, corporation, partnership, or association which has been debarred under Section 306 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §335a(a) or (b), or similar local law. In the event MEDPACE becomes aware of or receives notice of the debarment of any individual, corporation, partnership, or association providing services to MEDPACE, which relate to the Services being provided under this Agreement, MEDPACE shall notify SPONSOR in writing immediately.

18. NON SOLICITATION

Neither Party and its Affiliates shall during the term of this Agreement and for a period of twelve months following its termination, either directly or indirectly, hire any employee of the other Party who has been directly and substantially involved in rendering or receiving Services under this Agreement. Notwithstanding the above, the following solicitations shall not be prohibited: (a) any solicitation if, at the time of such solicitation, the individual is no longer employed by the other Party as an employee or independent contractor; (b) solicitations by independent contractors of either Party or their Affiliates (as defined below), so long as they are not specifically directed by either Party to solicit such individuals; (c) solicitations initiated through general newspaper advertisements and other general circulation materials not directly targeted at such individuals; and (d) solicitations of such individuals who have first contacted either Party on their own initiative, directly or through third party recruiters, regarding employment of engagement as an independent contractor. The Parties agree that any breach of this provision would cause irreparable harm and that in addition to any and all other available remedies injunctive relief, without the necessity of a bond or other security, shall be appropriate and available.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

19. ENTIRE AGREEMENT

This Agreement contains the full understanding of the Parties with respect to the subject matter hereof and supersedes all existing agreements and all other oral, written or other communications between the Parties concerning the subject matter hereof. This Agreement shall not be amended, modified or supplemented in any way except in writing and signed by a duly authorized representative of SPONSOR and MEDPACE.

20. GOVERNING LAW

This Agreement and the performance hereof shall be governed, interpreted and construed in all respects by the laws of the State of New York without reference to principles of conflicts of laws.

21. NO WAIVER

No waiver of any term, provision, or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provisions, or conditions, or of any other term, provision, or condition of this Agreement. Any such waiver must be evidenced by an instrument in writing executed by an officer authorized to execute waivers.

22. INDEPENDENT CONTRACTOR

In fulfilling its obligations pursuant to this Agreement, each Party shall be acting as an independent contractor. Neither Party is granted any right or authority to assume or to create any obligation or responsibility, expressed or implied, on behalf of or in the name of the other Party.

23. FORCE MAJEURE

Neither Party shall be liable or deemed to be in default for any delay due to causes beyond the reasonable control of the Party, such as: war, acts or threats of terrorism, civil disorders, acts of God, or government action; provided, that the affected Party promptly notifies the other of the cause and its effects on the Services to be performed hereunder and when such effects are expected to abate. Financial difficulty shall never be deemed a force majeure event.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

24. SEVERABILITY

In the event any provision of this Agreement shall be determined to be void or unenforceable, the remaining provisions shall remain in full force and effect.

25. ASSIGNMENT

25.1	Except as set forth herein, neither Party shall assign this Agreement or any Task Order except with the express prior written consent of the other Party except that (i) a Party may assign this Agreement and/or any Task Order to any Affiliate, provided that the assigning Party remains fully liable for all liabilities and obligations under this Agreement and any such Task Order; and (ii) a Party may assign this Agreement and/or any Task Order to a Successor.

25.2	As used herein, “Affiliate” means in relation to a Party, any entity controlling such Party, controlled by such Party, or under common control with such Party; and “Successor” means any entity which acquires all or substantially all business interests of a Party to which this Agreement relates, or any entity into which a Party is merged.

26. SUBCONTRACTING

MEDPACE may subcontract any portion of the Services hereunder with the prior written consent of SPONSOR to a subcontractor, provided that (a) MEDPACE notifies SPONSOR in writing of the proposed subcontractor and identifies the specific Services to be performed by such subcontractor, (b) subcontractor performs those Services in a manner consistent with the terms, conditions and obligations of this Agreement, and (c) MEDPACE remains liable for the performance of any such subcontractor. MEDPACE may contract with a qualified Affiliate to perform any portion of the Services hereunder without the prior written consent of SPONSOR.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

27. CONFLICTS BETWEEN AGREEMENTS

In the event that there is any conflict between the provisions of this Agreement and any duly executed Task Order, this Agreement shall control, unless the Task Order clearly states what provision in the Agreement is controlled by the Task Order, and what provision of the Task Order replaces such provision in the Agreement. In no event shall the provisions of any Task Order be applicable to any other Task Order.

[SIGNATURE PAGE FOLLOWS.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

MEDPACE, INC.

Signature:	/s/ August Troendle

By:	August Troendle
(Print Name)

Title:	President

Date:	1/21/2010

ALNYLAM PHARMACEUTICALS, INC.

Signature:	/s/ Barry Greene

By:	Barry Greene
(Print Name)

Title:	President and Chief Operating Officer

Date:	1/19/2010

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT A

FORM OF TASK ORDER

MEDPACE Task Order Number:

MEDPACE Project Number:

This Task Order, dated             , is between Medpace Inc. (“MEDPACE”), and Alnylam Pharmaceuticals, Inc. (“SPONSOR”).

RECITALS:

WHEREAS, MEDPACE and SPONSOR have entered into that certain Master Services Agreement dated as of January 15, 2010 (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, MEDPACE has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and SPONSOR and MEDPACE now desire to enter into such a Task Order; and

WHEREAS, MEDPACE and SPONSOR desire that MEDPACE provide certain services with respect to             (the “Study”) for the study of the product                     (“Study Product”) as set out in the Protocol Number:                     , which is attached hereto as Appendix 1;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.	Scope of Work: MEDPACE shall perform the services described in the Scope of Work, attached hereto as a part of Appendix 2, in accordance with the Project Schedule, attached hereto as Appendix 3 and any other documents attached to and specifically referenced in this Task Order (“Services”).

2.	Compensation: For performance of these Services, SPONSOR shall pay to MEDPACE an amount equal to the Project Budget set forth as a part of Appendix 2, which amount shall be payable pursuant to the Project Budget and the Payment Schedule set forth in Appendix 4. The Project Budget is provided for cost analysis purposes. It is agreed that all fees are fixed prices unless the underlying assumptions (including trial duration, number of sites/patients, services provided) change materially despite the best efforts of MEDPACE. All such material changes shall be documented in a Change Order. After staff are assigned, costs are incurred based upon allocation of staff capacity.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.	Key Employees: The Key Employees assigned to perform the Services under this Task Order are identified in Appendix 5.

4.	Transfer of Obligations: Sponsor Obligations transferred to MEDPACE by SPONSOR (consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D) are identified in Appendix 6.

5.	MSA. The provisions of this Task Order are hereby expressly incorporated by reference into and made a part of the Master Services Agreement.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:

By:
(Print Name)

Title:

Date:

ALNYLAM PHARMACEUTICALS, INC.

Signature:

By:
(Print Name)

Title:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Date:

List of Appendices:

Appendix 1: Protocol

Appendix 2: Scope of Work & Project Budget

Appendix 3: Project Schedule

Appendix 4: Payment Schedule

Appendix 5: Key Employees

Appendix 6: Transfer of Obligations

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

AMENDMENT NO. 1 to MASTER SERVICES AGREEMENT

This Amendment No. 1 to MASTER SERVICES AGREEMENT (this “Amendment No. 1”), effective as of January 15, 2013, is between Medpace, Inc., an Ohio corporation having a principal address at 5375 Medpace Way, Cincinnati, OH 45227 (“MEDPACE”) and Alnylam Pharmaceuticals, Inc., a Delaware corporation having a principal address at 300 Third Street, Cambridge, MA 02142 (“SPONSOR”). MEDPACE and SPONSOR are sometimes referred to herein individually as a “Party” and together as the “Parties.”

RECITALS:

WHEREAS, SPONSOR is in the business of developing and obtaining regulatory approval of the marketing and sale of pharmaceutical products and or biological products, and or medical devices; and

WHEREAS, MEDPACE is engaged in the business of providing services related to the design and execution of clinical development programs involving drugs, biologics, and medical devices through engagement by its clients, the sponsors of clinical development programs, to perform such services; and

WHEREAS, SPONSOR and MEDPACE are parties to a Master Services Agreement effective January 15, 2010 (the “Agreement”) under which SPONSOR engages MEDPACE from time to time to perform certain services in connection with certain clinical trials (“Services”), all in accordance with and subject to the terms of such Agreement; and

WHEREAS, SPONSOR and MEDPACE desire to amend the Agreement as described below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

1.	Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	The term of the Agreement shall be extended for an additional three (3) years, and will expire on the later of (a) January 15, 2016 or (b) the completion of all Services under the last Task Order executed by the Parties prior to January 15, 1016. The Agreement may be further extended by mutual agreement of the Parties or earlier terminated in accordance with Section 6.2, 6.3 or 6.4.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.	The following provision shall be added to the Agreement as a new Section 3.2:

3.2	It is agreed that all fees described in a Task Order are fixed prices unless the underlying assumptions (including trial duration, number of sites/patients, services provided) change. All such material changes shall be documented in a Change Order as described above. Notwithstanding the foregoing, MEDPACE agrees to use its best efforts to provide for inflation adjustments at the outset when generating the Project Budget for a Task Order. Absent a significant shift in the duration of a trial, fees set forth in a Task Order shall not be modified for inflation. In the event of a material increase in the duration of a trial, the amended Project Budget shall account for inflation with respect to unbilled fees that specifically correspond to the increased trial duration, but the fees due in respect of the originally agreed-upon trial duration shall not be modified for inflation.

4.	Upon execution, this Amendment No. 1 shall be made a part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[Signature page follows.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the date first set forth above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)

Title:	Executive Director, Business Development Support

Date:	1/17/2013

ALNYLAM PHARMACEUTICALS, INC.

Signature:	/s/ Michael P. Mason

By:	Michael P. Mason
(Print Name)

Title:	Vice President, Finance and Treasurer

Date:	1/22/2013

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

AMENDED AND RESTATED TASK ORDER #10

MEDPACE Project Number: TTR204

This Amended and Restated Task Order #10 effective as of 2 July 2013, (“Full Task Order #10”) is by and between Alnylam Pharmaceuticals, Inc., (“Sponsor”), and Medpace, Inc., (“Medpace”).

WITNESSETH:

WHEREAS, Medpace and Sponsor have entered into that certain Master Services Agreement dated 15 January 2010 (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, Medpace has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties; and

WHEREAS, On 2 July 2013, Sponsor and Medpace entered into a certain Task Order #10 to the Master Services Agreement (“Task Order #10”) pursuant to which Medpace agreed to provide certain services with respect to “A Phase 3 Multicenter, Multinational, Randomized, Double-blind, Placebo-controlled Study to Evaluate the Efficacy and Safety of ALN-TTR02 in Transthyretin (TTR)-Mediated Polyneuropathy (Familial Amyloidotic Polyneuropathy-FAP)” (the “Study”) as set out in the protocol which is incorporated herein by reference;

WHEREAS, pursuant to Task Order #10, Sponsor and Medpace agreed they would enter into the Full Task Order describing all of the Services to be performed by Medpace for the Study and compensation to be paid by Sponsor to Medpace for the performance of such Services;

WHEREAS, Sponsor and Medpace also determined that upon execution of such Full Task Order, Task Order #10 would terminate and be superseded by the Full Task Order #10;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.	Scope of Work: Medpace shall perform the services described in the Scope of Work, attached hereto as part of Appendix 1, in accordance with the Project Schedule, attached hereto as Appendix 3 and any other documents attached to and specifically referenced in this Task Order (“Services”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1

2.	Compensation: For performance of these Services, Sponsor shall pay to Medpace an amount equal to the Project Budget set forth as part of Appendix 2, which amount shall be payable pursuant to the Payment Schedule set forth in Appendix 4. The Project Budget is provided for cost analysis purposes. It is agreed that all fees are fixed prices unless the underlying assumptions (including trial duration, number of sites/patients, services provided) change materially despite the best efforts of Medpace. All such material changes shall be documented in a Change Order. After staff are assigned, costs are incurred based upon allocation of staff capacity.

3.	[***]

4.	[***]

5.	Transfer of Obligations: Sponsor obligations transferred to Medpace by SPONSOR (consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D) are identified in Appendix 7.

6.

7.	MSA: The provisions of the Master Services Agreement are hereby expressly incorporated by reference into and made a part of this Task Order. Capitalized terms used but not defined in this Task Order shall have the meanings ascribed to them in the Master Services Agreement.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)
Title:	Executive Director, Business Development Support

ALNYLAM PHARMACEUTICALS, INC.

Signature:	/s/ John Maraganore

By:	John Maraganore
(Print Name)
Title:	Chief Executive Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2

List of Appendices:

Appendix 1: Scope of Work

Appendix 2: Project Budget

Appendix 3: Project Schedule

Appendix 4: Payment Schedule

Appendix 5: [***]

Appendix 6: [***]

Appendix 7: Transfer of Obligations

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

PROJECT SPECIFICATIONS

ITEM	DESCRIPTION
[***]	[***]

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

ROLES AND RESPONSIBILITIES

Project Start-Up

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
X			[***]

	X		[***]

X			[***]

	X		[***]	[***]

X			[***]

	X		[***]	[***]

X			[***]

	X		[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

X			[***]

X	X		[***]	[***]

X			[***]	[***]

X	X		[***]	[***]

	X		[***]	[***]

X			[***]

	X		[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

Clinical Operations

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

		X	[***]

	X		[***]	[***]

	X		[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
X			[***]

X			[***]

X			[***]

	X		[***]	[***]

X	X		[***]	[***]

	X		[***]	[***]

X			[***]

X			[***]

	X		[***]

Clinical Monitoring

SPONSOR	MEDPACE	N/A	ITEM
	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

Clinical Safety

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]

X	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]

	X		[***]	[***]

	X		[***]

X			[***]

	X		[***]	[***]

	X		[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

X	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

Quality Assurance

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

ClinTrak IVR/IWR System

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]

Data Management

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 1 – Scope of Work Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

SPONSOR	MEDPACE	N/A	ITEM	DESCRIPTION
	X		[***]	[***]

	X		[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

	X		[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 2 – Project Budget

Alnylam Pharmaceuticals Inc.

TTR204

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 3 – Project Schedule Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

Appendix 3: Project Schedule

Milestone	Approximate Date
Medpace Begins Work	2-JUL-2013
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Medpace Ends Work	~ April 2017

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 4 – Payment Schedule Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 4 – Payment Schedule Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

PASS THROUGH AND ESCROW COSTS

Any sums quoted with respect to pass-through costs and escrow costs are provisional, pending discussion with third parties and are not necessarily exhaustive. While Medpace will endeavor to negotiate favorable rates for pass-through costs and pre-funded expenses, final costs may be dependent upon factors that are outside the control of Medpace. Payments made to third parties are not subject to mark-up charges.

Pass-through costs may include, but are not limited to, project-specific printing, shipping, copying and binding costs, telecommunication and data costs, travel costs, including subsistence and accommodation costs in compliance with the Medpace travel policy, literature search and article retrieval costs, translation costs, EC/regulatory fees, and pharmacy fees. Costs associated with, project-specific printing, copying and binding are as detailed in the table below.

ITEM	COST*	DESCRIPTION
b/w print, 20-24 lb.	0.15	total sheets, includes all impressions, sizes, or cuts

color print, 20-24 lb.	0.20	total sheets, includes all impressions, sizes, or cuts

b/w print, 28-60 lb.	0.20	total sheets, includes all impressions, sizes, or cuts

color print, 28-60 lb.	0.25	total sheets, includes all impressions, sizes, or cuts

b/w waterproof	1.05	total sheets, includes all impressions, sizes, or cuts

color waterproof	1.10	total sheets, includes all impressions, sizes, or cuts

tabs 5-bank	3.00

laminating pouches	0.95+	Plus cost of color or b/w print

card/cover stock	0.30	color only

folder	0.50	2-pocket, usually includes label

binder 1”	8.00	includes front cover and spine

binder 1.5”	10.00	includes front cover and spine

binder 3”	15.00	includes front cover and spine

plastic coil binding 1/4”	0.75

plastic coil binding 3/8”	1.10

plastic coil binding 1/2”	1.50

plastic coil binding 1”	3.00

CDs	0.28	per CD

CD labels	0.18	per label

*	Currency is Euros for Europe, Israel, and South Africa; US dollars for remaining regions. Costs are subject to change based on fluctuations in supplier prices.

Medpace will pass-through mobile communication and data charges up to $25 per travel day. This will include a standard daily rate and other internet charges (e.g. hotel, airline).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 4 – Payment Schedule Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

ITEM	COST	DESCRIPTION
Mobile communication and data standard daily rate	$10/8€*	cost per day while CRA is traveling

Other internet charges by use (receipt required)	Up to $15

*	Currency is Euros for Europe, Israel, and South Africa; US dollars for remaining regions

Escrow Costs

Escrow costs may include, but are not limited to, Investigator Meeting planner fees, Investigator fees, drug packaging and labeling, EDC vendor fees, Japanese subcontractor fees, and laboratory fees. Investigator fees are an estimate generated on Medpace’s initial feasibility and prior experience in this therapeutic area. The investigator fee amount is subject to changes of +/- 20% of the total amount after completion of a full feasibility and final site selection. The laboratory fee amount is subject to change after finalization of the laboratory services agreement.

Additional Costs

This is a fixed-price task order for direct fees, based upon the project specifications and assumptions detailed herein. The project budget is provided for cost analysis purposes.

All direct fees are fixed costs unless the underlying assumptions change, including but not limited to, trial duration, number of investigative sites, number of patients, and services provided by Medpace. All such changes shall be documented in a contract amendment. After staff are assigned, costs are incurred based upon allocation of staff capacity.

Inflation

The fees stipulated in the fee estimate include inflation for the duration of the study as specified in this task order. Any significant shift in timelines will require a revision to the fees.

Currency and Exchange Rate

The currency of the task order is United States Dollars (USD). Medpace will invoice Sponsor for Investigator payments paid in a currency other than USD based on the prevailing exchange rate between the USD and the corresponding currency at the time the Investigator payment was made. The direct fees detailed in this task order were calculated using the exchange rates contained in the table below. Exchange rates are monitored quarterly. In cases of exchange rate fluctuations exceeding ±2%, direct fees for the International Currency services will be adjusted accordingly.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 4 – Payment Schedule Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

[***]

Applicable Taxes

All direct fees, pass-through costs, and escrow costs are quoted excluding any applicable taxes, which include but are not limited to Value Added Tax (VAT), Harmonized Sales Tax (HST), Goods and Services Tax (GST), which may be payable to Medpace by Sponsor.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 5 – [***] Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

Confidential Materials omitted and filed separately with the Securities and Exchanges Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Medpace Task Order #10 – Appendix 6 – [***] Alnylam Pharmaceuticals, Inc. TTR204	THE ADVANTAGE OF FOCUS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Transfer of Obligations Form

Directions: Complete a form for each clinical study where Sponsor obligations have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors). Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	ALN-TTR02	Study ID:	ALN-TTR02-004
Study Title:	A Phase 3 Multicenter, Multinational, Randomized, Double-blind, Placebo-controlled Study to Evaluate the Efficacy and Safety of ALN-TTR02 in Transthyretin (TTR)-Mediated Polyneuropathy (Familial Amyloidotic Polyneuropathy-FAP)
CRO Name:	Medpace, Inc.
CRO Address:	5375 Medpace Way, Cincinnati, Ohio 45227

OBLIGATIONS TRANSFERRED TO MEDPACE: ☒ THE APPROPRIATE BOX(ES).

☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace. ☒ The following obligations have been transferred to Medpace:

Sec. 312.32: IND Safety Reports

☒	Promptly review safety information.
☒	Notify all participating investigators in a written safety report of any AE associated with the drug that is both serious and unexpected.
☐	Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53: Selecting investigators and monitors

☒	(a) Select qualified investigators
☐	(b) Control investigational drug shipment
☒	(c) Obtain information from investigators
☒	(1) Signed Form FDA-1572
☒	(2) CV or other qualification statement
☒	(3) Clinical protocol outline
☒	(4) Financial disclosure information
☒	(d) Select qualified monitors

Sec. 312.54: Emergency research

☐	(a) Monitor the progress of all studies involving an exception from informed consent.
☐	(b) Monitor such studies to identify when an IRB determines that it can’t approve the research.

Sec. 312.55: Informing investigators

☒	(a) Provide sites with the current Inv. Brochure.
☒	(b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56: Review of ongoing investigations

☐	(a) Monitor the progress of all IND studies.
☐	(b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.
☐	(c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

Sec. 312.56: Review of ongoing investigations (cont’d)

☐	(d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.

Sec. 312.57: Record keeping and record retention

☐	(a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.
☐	(b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54
☐	(c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.
☐	(d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58: Inspection of sponsor’s records and reports

☐	(a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical investigation.
☐	(b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance. Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59: Disposition of unused supply of investigational drug

☐	Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.

Other

☒	Please describe any other applicable transfers below:

ICH E6 5.5.1 Data Management

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.